SECURED REVOLVING CREDIT GRID
                                 PROMISSORY NOTE


$1,000,000.00                                                 Brooklyn, New York
                                                                    May  1, 2000


                  FOR VALUE RECEIVED, FERRO FOODS CORPORATION, a New York corporation (the "Maker"), having its principal office c/o Liberty Food Group, LLC, 25 53rd Street, Brooklyn, New York 11232 promises to pay to the order of LIBERTY GROUP HOLDINGS, INC. (the "Payee"), having its principal office at 11 52nd Street, Brooklyn, New York 11232, the principal sum of ONE MILLION and 00/100 DOLLARS ($1,000,000.00) or so much thereof as shall have been advanced by the Payee to the Maker as a result of the Maker not satisfying its debts and obligations in accordance with the terms and provisions of the Asset Purchase Agreement dated as of November 23, 1999, by and among the Maker, the Payee, Frank Ferro, Sr. and Frank Gambino, together with interest thereon, calculated from the date hereof, at a rate of 10% per annum (the "Interest Rate") on the unpaid principal balance hereof as follows:

1. Commencing on June 1, 2000 and on the first day of each month thereafter through and until May 31, 2001 (the "Maturity Date"), the Maker shall pay to the Payee interest only in arrears at the Interest Rate on the outstanding principal balance of this Note for the preceding period. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. All amounts due hereunder, including without limitation, all outstanding principal and all accrued and unpaid interest, shall be due and payable on the Maturity Date.

2. All payments due in respect of this Note shall be made by the Maker to the Payee in lawful currency of the United States of America and shall be paid to the Payee by bank wire transfer, certified check or bank cashier's check. All payments hereon on account of principal, late payment charges and interest shall be made to the Payee, at the office of the Payee first above set forth or at such other office as may be specified by the Payee, for the account of the holder hereof, unless otherwise specified in this Note, all payments made hereunder shall first be applied to interest and the balance to the unpaid principal amount. If any payment of principal or interest falls due on a Saturday, Sunday or public holiday at the place of payment, then such due date shall be extended to the next succeeding full business day at the place of payment and interest shall be payable during such extension.

3. Payments under this Note may be prepaid at any time or times in whole or in part without premium or penalty. Any such prepayment(s) under this Note shall not be in an amount of less than TEN THOUSAND DOLLARS ($10,000.00).

4. Maker shall pay all expenses, including reasonable attorney's fees and legal expenses, incurred by the Payee in connection with this transaction and be paid in full on the Maturity Date and such expenses shall be added to the unpaid principal hereof.

5. As collateral security for the repayment of the principal balance hereof together with accrued and unpaid interest thereon and any other amounts due hereunder, the Maker hereby pledges and grants to the Payee a continuing security interest the real estate (the "Real Estate") described in the Mortgage and Security Agreement dated December 16, 1999 (the "Mortgage") by and between the Payee and Maker.

6. Notwithstanding anything contained herein for the contrary, on the date of sale of the Real Estate, Maker shall pay to the Payee a prepayment in an amount equal to 100% of any and all proceeds received as a result of such sale, subject only to the payment due to Asia Bank in connection with the Real Estate (each, a "Mandatory Prepayment"). Each Mandatory Prepayment shall be applied by Payee against the amounts due hereunder in such manner as Payee shall, in its sole discretion, elect.

7. If the entire principal sum hereunder is not paid when due, whether on the Maturity Date or earlier by reason of acceleration of the payment hereof, then from and after such due date, interest shall accrue on the unpaid principal sum at the rate of 5% in excess of the Interest Rate then in effect but in no event shall such rate be in excess of the highest legal rate permitted by applicable law.

8. This Note evidences revolving credit loans made by the Payee to Maker. The date and amount of each such revolving credit loan and each payment on account of principal thereon may be endorsed by the Payee (and the Payee is hereby authorized to endorse) on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon the Maker in the absence of manifest error. Any failure by the Payee to so endorse shall in no way mitigate or discharge the obligation of the Maker to repay any revolving credit loan actually made. Revolving credit loans shall be made as the Maker may request (in the manner hereinafter set forth) up to an aggregate principal amount outstanding at any one time of One Million Dollars ($1,000,000).

9. Should the indebtedness evidenced hereby or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, the Maker agrees to pay, in addition to the principal, any late payment charge and interest due and payable hereunder, and all costs of collecting or attempting to collect such indebtedness, including reasonable attorneys' fees and expenses.

10. All parties hereto, whether Maker, principal, surety, guarantor or indorser, hereby waive demand, notice of demand, presentment, notice of presentment, notice of dishonor, protest and notice of protest.

11. If any payment hereunder shall not be made by Maker on the date when due, including any mandatory payment other than the payment of the principal balance outstanding and due on the Maturity Date, the Payee may impose a late charge of five cents ($0.05) cents for each dollar ($1.00) paid late to cover the Payee's additional costs to administer the loan represented hereby due to such late payment.

12. At the option of the Payee, this Note and the entire unpaid indebtedness represented hereby shall become immediately due and payable upon the occurrence of any one of the following events of default (each an "Event of Default"):

(i) The Maker fails to make any payment due hereunder when the same is due and owing pursuant to the terms and conditions of this Note;

(ii) If the Maker or either of the guarantors hereof makes an assignment for the benefit of its or his, as the case may be, creditors, or commences a case under the federal bankruptcy laws, or any state insolvency laws, or files any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or files an answer admitting or not contesting the material allegations of a petition against , or his as the case may be, in any such proceeding, or seeks or acquiesces in the appointment of any trustee, custodian, receiver or liquidator over its or his, as the case may be, assets; if, within sixty (60) days after the commencement of an action against the Maker or any guarantor seeking any bankruptcy, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, such action is not dismissed or all orders entered therein or proceedings thereunder affecting its or his, as the case may be, assets have not been vacated; (iii) A trustee, receiver, custodian or similar official or agent is appointed for the Maker or either of the guarantors for any substantial part of the Maker's or either of the guarantor's property, or all or any substantial part of the property of the Maker or either of the guarantors is condemned, seized or otherwise appropriated by any governmental authority; or

(iv) The Maker or either of the guarantors has failed to perform any of the Maker's obligations set forth in the Note or shall have breached any of the Maker's representations, warranties or covenants set forth in this Note.

13. THE MAKER AND THE GUARANTORS AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK. THE MAKER AND THE GUARANTORS CONSENT AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE MAKER AT ITS ADDRESS SET FORTH ABOVE OR TO ANY OTHER ADDRESS AS MAY APPEAR IN THE PAYEE'S RECORDS AS THE ADDRESS OF THE MAKER.

14. IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, THE PAYEE, THE GUARANTORS, AND THE MAKER WAIVE TRIAL BY JURY, AND THE MAKER AND THE GUARANTORS ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

15. After the occurrence of a default hereunder, the Payee may accept any payments from the Maker without prejudice to the rights and remedies of the Payee provided herein or in the Pledge or Mortgage; and further, the designation or allocation by the Maker of the disposition or allocation of any payments made will not be binding upon the Payee which may allocate any and all such payments to interest, principal and other fees and charges due hereunder or to any one or more of them, in such amounts, priorities and proportions as the Payee may determine in its sole discretion.

16. Notwithstanding anything heretofore set forth to the contrary, in no event shall any interest payable under this Note exceed the maximum interest rate permitted under law and any interest collected hereunder which may be in excess of such rate shall be applied to the reduction of principal.

17. The liability of any Maker or guarantor hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including, but not limited to, any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. The Payee or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

18. This Note shall be governed by and guarantor in accordance with the laws of the State of New York without regard to conflicts of laws principles.
                  IN WITNESS WHEREOF, the undersigned has executed the foregoing instrument as of the day and year first above written.





WITNESS/ATTEST                                 FERRO FOODS CORPORATION




______________________________                 By: /s/
Print Name: __________________                 Name: Frank Ferro, Sr.
                                               Title:



                                               By:/s/
                                               Name: Frank Gambino
                                               Title:


Each of the undersigned hereby jointly and severally agrees to unconditionally guarantee the payment of all the obligations of the Maker pursuant to the Secured Revolving Credit Grid Promissory Note and all amendments, extensions and modifications hereof.


                                               /s/___________________________
                                               Frank Ferro, Sr.


                                               /s/___________________________
                                               Frank Gambino

                                 ACKNOWLEDGMENT


                               STATE OF NEW YORK)
                                      )SS.:
                              COUNTY OF NEW YORK )


                  On the ___ day of October in the year 1999 before me, the undersigned, personally appeared Frank Ferro, Sr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.



                                            --------------------------
                                                  Notary Public


                           STATE OF NEW YORK)
                                    )SS.:
                           COUNTY OF NEW YORK        )


                  On the ___ day of October in the year 1999 before me, the undersigned, personally appeared Frank Gambino, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.



                                            --------------------------
                                                  Notary Public

                                   Schedule A

                         LOANS AND PAYMENTS OF PRINCIPAL




                                         Amount             Unpaid            Amount of
                       Loan                of             Principal           Principal           Notation
     Date              No.                Loan               Paid              Balance            Made By
     ----              ----         -     -----       --     -----        -    --------           -------
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